Exhibit 99.1

Journey Medical Corporation Enters into an Exclusive License Agreement with Maruho Co., Ltd. for Qbrexza® in South Korea and Other Asian Nations

Journey to receive an upfront payment of $19 million

Scottsdale, AZ – September 6, 2023 – Journey Medical Corporation (Nasdaq: DERM) (“Journey Medical” or “the Company”), a commercial-stage pharmaceutical company that primarily focuses on the selling and marketing of U.S. Food and Drug Administration (“FDA”) approved prescription pharmaceutical products for the treatment of dermatological conditions, today announced it has entered into an exclusive license agreement (the “Agreement”) with Maruho Co., Ltd. (“Maruho”), a Japanese company specializing in dermatology and also Journey’s exclusive licensing partner that developed and is commercializing Qbrexza (Rapifort®) in Japan. Pursuant to the terms of the Agreement, Journey Medical granted Maruho an exclusive license to develop and commercialize Qbrexza® (Rapifort® / DRM04 / glycopyrronium tosylate hydrate) for the treatment of hyperhidrosis, in South Korea, Taiwan, Hong Kong, Macau, Thailand, Indonesia, Malaysia, Philippines, Singapore, Vietnam, Brunei, Cambodia, Myanmar and Laos (the “Territory”).

Under the terms of the Agreement, Journey Medical will receive a $19 million nonrefundable upfront payment. Maruho is responsible for all development and commercialization costs for the program throughout the Territory. Additionally, in conjunction with the new license grant, Journey Medical and Maruho have also entered into an amendment of their existing license agreement that grants Maruho exclusive rights to Qbrexza (Rapifort) in Japan (the “Amendment”). The Amendment contains modifications that reduce certain royalty and milestone obligations payable to Journey, among other changes to certain economic sharing obligations. Under the Amendment, Journey is still eligible to receive certain milestones payments, totaling up to $45 million.

Claude Maraoui, Journey Medical’s Co-Founder, President and Chief Executive Officer, said, “As Journey Medical continues to expand its out-licensing efforts globally, we are delighted to work with Maruho to further expand the reach of Qbrexza (Rapifort) to address the unmet need of patients suffering from hyperhidrosis in the expanded territories. Maruho has successfully commercialized Qbrexza (Rapifort) in Japan, bolstering our confidence in Maruho’s ability to bring this novel product to the broader region. We look forward to making this innovative, effective and well-tolerated product more accessible to patients who suffer from hyperhidrosis.”

According to the International Hyperhidrosis Society, nearly 5% of the world’s population suffers from hyperhidrosis.

About Journey Medical Corporation

Journey Medical Corporation (Nasdaq: DERM) (“Journey Medical”) is a commercial-stage pharmaceutical company that primarily focuses on the selling and marketing of U.S. Food and Drug Administration-approved prescription pharmaceutical products for the treatment of dermatological conditions through its efficient sales and marketing model. The company currently markets eight branded and three generic products that help treat and heal common skin conditions. The Journey Medical team comprises industry experts with extensive experience in developing and commercializing some of dermatology’s most successful prescription brands. Journey Medical is located in Scottsdale, Arizona and was founded by Fortress Biotech, Inc. (Nasdaq: FBIO). Journey Medical’s common stock is registered under the Securities Exchange Act of 1934, as amended, and it files periodic reports with the U.S. Securities and Exchange Commission (“SEC”). For additional information about Journey Medical, visit www.journeymedicalcorp.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. As used below and throughout this press release, the words “the Company”, “we”, “us” and “our” may refer to Journey Medical. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. The words “anticipate,” “believe,” “estimate,” “may,” “expect,” “will,” “could,” “project,” “intend” and similar expressions are generally intended to identify forward-looking statements. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: the fact that our products and product candidates are subject to time and cost intensive regulation and clinical testing and as a result, may never be successfully developed or commercialized; a substantial portion of our sales derive from products that may become subject to third-party generic competition, the introduction of new competitor products, or an increase in market share of existing competitor products, any of which could have a significant adverse impact on our operating income; we operate in a heavily regulated industry, and we cannot predict the impact that any future legislation or administrative or executive action may have on our operations; our revenue is dependent mainly upon sales of our dermatology products and any setback relating to the sale of such products could impair our operating results; competition could limit our products’ commercial opportunity and profitability, including competition from manufacturers of generic versions of our products; the risk that our products do not achieve broad market acceptance, including by government and third-party payors; our reliance third parties for several aspects of our operations; our dependence on our ability to identify, develop, and acquire or in-license products and integrate them into our operations, at which we may be unsuccessful; the success of any of our licensing arrangements including with our exclusive licensing partner and any resulting revenue from such arrangements; the dependence of the success of our business, including our ability to finance our company and generate additional revenue, on the successful development and regulatory approval of the DFD-29 product candidate and any future product candidates that we may develop, in-license or acquire; clinical drug development is very expensive, time consuming, and uncertain and our clinical trials may fail to adequately demonstrate the safety and efficacy of our current or any future product candidates; our competitors could develop and commercialize products similar or identical to ours; risks related to the protection of our intellectual property and our potential inability to maintain sufficient patent protection for our technology and products; our business and operations would suffer in the event of computer system failures, cyber-attacks, or deficiencies in our or our third parties’ cybersecurity; the substantial doubt about our ability to continue as a going concern; the effects of major public health issues, epidemics or pandemics on our product revenues and any future clinical trials; our potential need to raise additional capital; Fortress controls a voting majority of our common stock, which could be detrimental to our other shareholders; as well as other risks described in Part I, Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Reports on Form 10-Q, and our other filings we make with the SEC. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Company Contact:

Jaclyn Jaffe

(781) 652-4500

ir@jmcderm.com

Media Relations Contact:

Tony Plohoros

6 Degrees

(908) 591-2839

tplohoros@6degreespr.com